UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 5, 2024

FARMERS & MERCHANTS BANCORP
(Exact name of registrant as specified in its charter)

Delaware	000-26099	94-3327828
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 West Pine Street, Lodi, California	95240
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (209) 367-2300

Former name or former address, if changed since last report
Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	Not applicable	Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On April 5, 2024, the Company entered into an Amended and Restated Rights Agreement (the “Amended Rights Agreement”), which amends and restates the Rights Agreement, dated as of August 5, 2008, as amended, by and between the Company and Computershare Trust, N.A., a federally chartered, limited purpose trust company (as successor to Registrar and Transfer Company), as the duly appointed rights agent.

The Amended Rights Agreement extends the expiration date of the Company’s preferred stock purchase rights (the “Rights”) from the close of business on August 5, 2025, to the close of business on August 5, 2034.  At the time of the termination of the Amended Rights Agreement, all of the Rights distributed to holders of the Company’s Series A Junior Participating Preferred Stock pursuant to the Amended Rights Agreement will expire.  The Amended Rights Agreement also increases the purchase price per unit under the Rights Agreement from $1,600 per one one-hundredth of a share of Series A Junior Participating Preferred Stock, no par value (“Preferred Shares”), to $3,900 per one one-hundredth of a Preferred Share. The other changes reflected in the Amended Rights Agreement generally clarify the legal relationship between the Rights Agent and the Company and were made to conform the agreement to provisions that have become customary in such agreements since the Rights Agreement was originally adopted in 2008.

The foregoing is a summary of the terms of the Amended Rights Agreement.  The summary does not purport to be complete and is qualified in its entirety by reference to the Amended Rights Agreement, a copy of which is attached as Exhibit 4.1 and incorporated herein by reference.

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth under Item 1.01 is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits:

The following exhibit is included with this Current Report on Form 8-K:

Exhibit No.	Description
4.1
Amended and Restated Rights Agreement, dated as of April 5, 2024, between the
Company and Computershare Trust, N.A., a federally chartered, limited purpose trust company
(as successor to Registrar and Transfer Company), as Rights Agent (filed herewith).

104	The Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 5, 2024

FARMERS & MERCHANTS BANCORP

	By:	/s/ Bart R. Olson
Bart R. Olson
Executive Vice President & Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
4.1
Amended and Restated Rights Agreement, dated as of April 5, 2024, between the Company and Computershare Trust, N.A., a federally chartered, limited purpose trust company
(as successor to Registrar and Transfer Company), as Rights Agent (filed herewith).

104	The Cover Page Interactive Data File (embedded within the Inline XBRL document)